OCC CASH RESERVES, INC.

                      SUPPLEMENT DATED SEPTEMBER 24, 2002,
                     TO THE PROSPECTUS DATED MARCH 15, 2002



                         CALIFORNIA MUNICIPAL PORTFOLIO
                          GENERAL MUNICIPAL PORTFOLIO
                          NEW YORK MUNICIPAL PORTFOLIO

         In addition to the contractual fee waiver that is currently in effect, OpCap Advisors LLC, the adviser to OCC Cash Reserves, Inc., currently intends to waive 20 basis points (.20% of average daily net assets) from its management fee on the California Municipal Portfolio and 15 basis points (.15% of average daily net assets) from its management fees on the General Municipal Portfolio and the New York Municipal Portfolio. This waiver, which is effective immediately, may be terminated by OpCap Advisors LLC at any time without notice. When the voluntary fee waivers are in effect, the yield on the portfolios will be higher than it would have been in the absence of the waivers.

         This prospectus supplement supercedes the supplement that was filed with the U.S. Securities and Exchange Commission on March 15, 2002.



File No. 811-05731